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                                                                    EXHIBIT 23.2

                               [KPMG LETTERHEAD]

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
IDEC Pharmaceuticals Corporation:

     We consent to the use of our report included herein and our reports incorporated herein by reference and to the references to our firm under the headings "Experts" and "Selected Consolidated Financial Data" in the prospectus.

                                          KPMG PEAT MARWICK LLP


San Diego, California
June 5, 1996